April 19, 2007 Exhibit 99.2

Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; project revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projects, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous
factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; changes in the interest rate environment; continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; general economic conditions in the mortgage industry; financial, legal, regulatory or accounting changes or actions; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006.
You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 10-K concerning annual financial results, available on the Company’s website at
www.capitalone.com in Investor Relations under “About Capital One.”
Forward looking statements

First quarter 2007 highlights and updated 2007 guidance
• Diluted EPS of $1.62, down 43% from Q106; impacted by:
– Continued normalization of U.S. consumer credit
– Full quarter of North Fork impacts
– Significant weakness in the secondary market for Alt-A mortgages
– Includes $55M of CDI and $15M of integration expense pre-tax impacts
• Managed loans of $142B, up 37% from Q106
• Ending deposits of $87.7B; approximately 50% of total managed liabilities
• Completed several significant infrastructure improvements across our businesses
• North Fork integration progressing as planned
• Revising 2007 Guidance from $7.40-7.80 to $7.00-7.40
– Assuming current secondary mortgage market pressures continue
– Maintaining assumption of credit normalization and flat yield curve

New disclosures this quarter
• Pro-formas for 2006 facilitate year-
over-year segment comparison in light
of North Fork acquisition
• Impacts 2006 results for Banking
segment, and Mortgage Banking and
Auto Finance sub-segments using
Capital One’s:
– Transfer prices
– Internal allocations
– Purchase accounting
– Integration expense
2006 Segment Pro-Formas
Additional Segment
Disclosures
• 2 operating segments:
– National Lending
– Local Banking
• New Mortgage Banking sub-segment:
– Includes GreenPoint Mortgage
– Excludes Capital One Home Loans (GFS)
– Excludes mortgages held for investment
(Banking)
• Separate loan and deposit NIMs in
Banking segment

($Millions except per share data)
First quarter 2007 managed income statement
Q107/Q106 Change
Q107 Q406 Q106 $ %/bps
Net Interest Income $ 2,620.8 $ 2,347.3 $ 2,235.0 $ 385.8 17%
Non-Interest Income 1,330.2 1,206.0 1,222.2 108.0 9
Total Revenue 3,951.0 3,553.3 3,457.2 493.8 14
Net Charge-offs $ 947.0 $ 927.5 $ 692.5 254.5 37%
Allowance Build (75.0) 114.1 (115.0) 40.0 (35) %
Other (4.3) (43.5) (15.2) 10.9 n/a
Provision for Loan Losses 867.7 998.1 562.3 305.4 54%
Marketing Expenses $ 331.5 $ 395.7 $ 323.8 7.7 2%
Operating Expenses 1,713.9 1,590.5 1,249.7 464.2 37%
Tax Rate 35.0% 31.3% 33.2 % n/a 180 bps
Net Income After Tax $ 675.1 $ 390.7 $ 883.3 $ (208.2) (24) %
Shares Used to Compute Diluted EPS (MM) 415.5 343.8 309.1 n/a 34%
Diluted EPS $ 1.62 $ 1.14 $ 2.86 $ (1.24) (43) %
Net Interest Margin 6.05% 6.40% 7.29 % n/a (124) bps
Revenue Margin 9.11 9.69 11.28 n/a (217)
Return on Managed Assets 1.36 0.96 2.62 n/a (126)
Return on Equity 10.54 8.53 24.18 n/a (1,364)
Return on Tangible Equity 23.24 14.46 32.11 n/a (887)

Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Capital One first quarter 2007 results

0%
1%
2%
3%
4%
5%
6%
7%
8%
Credit quality remains consistent with expectations
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
Monthly Managed Delinquency
and Non-Performing Loan Rate
Bankruptcy
Filing Spike
National Lending
Local Banking
3.69%
0.18%
0.19%
3.61%
Local Banking:
Non performing loans
as % of loans HFI
National Lending
Delinquency Rate

Seasonal reductions in loan volume and delinquencies more than offset credit normalization, leading to an allowance release
Charge-offs and Allowance for Loan and Lease Losses ($Millions)
Q107/Q106 Change
Q107 Q406 Q106 $ %/bps
Managed Net Charge-offs $ 947.0 $ 927.5 $ 692.5 $ 254.5 37%
Allowance Build/(Release) (75.0) 114.1 (115.0) 40.0 (35)
Other (4.3) (43.5) (15.2) 10.9 n/a
Managed Provision for Loan and Lease Losses 867.7 998.1 562.3 305.4 54%
Reported Loans Held for Investment $ 90,869 $ 96,512 $ 58,119 $ 32,750 56%
Allowance for Loan and Lease Losses 2,105 2,180 1,675 430 26
Reported Net Charge-off Rate 1.84% 2.37% 2.07 % n/a (23)bps

Our new segment disclosures align financial reporting with our strategy
Net Income After Tax ($Millions)
* Based on Pro-Forma disclosures for combined NFB and COF for
2006.
Q107 Q406 Q306 Q206 Q106
National Lending
US Card $ 495.3 $ 337.2 $ 461.6 $ 421.8 $ 602.8
Auto Finance 44.4 37.0 40.7 98.2 72.4
Global Financial Services 74.9 2.1 107.2 51.2 113.5
Mortgage Banking (12.6) 19.0 43.6 40.5 35.4
SUBTOTAL
602.0 395.3 653.1 611.7 824.1
Local Banking
$
129.6 $ 160.9 $ 165.4 $ 174.0 $ 133.6
PRO-FORMA*

US Card continued to deliver strong results despite credit
normalization
3.29%
3.39%
3.82%
2.93%
3.99%
3.30%
3.31%
3.53%
3.74%
3.48%
0%
1%
2%
3%
4%
5%
Q106 Q206 Q306 Q406 Q107
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net
Charge-off Rate
Highlights
• Q107 NIAT of $495 million, down 18%
from Q106
• Risk metrics reflect continuing charge-
off normalization and seasonal
delinquency patterns
• Revenue margin down 122bp from
Q106, reflecting product strategy and
mix choices
• Purchase volume and loan growth
slowing from strong 2006 growth rates
– Purchase volume up 7% from Q106
– Managed loans up 5% from Q106
• Despite continued intense competition,
portfolio attrition remains at historically
low levels
Net Income After Tax
(1)
($M)
$602.8
$421.8
$461.6
$337.2
$495.3
$0
$200
$400
$600
$800
Q106 Q206 Q306 Q406 Q107

4.18%
3.89%
3.70%
3.90%
3.63%
2.99% 2.97%
2.86% 2.82%
2.90%
0%
1%
2%
3%
4%
5%
6%
Q106 Q206 Q306 Q406 Q107
GFS delivered profitable growth despite US credit normalization and continuing challenges in the UK
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income of $75 million, down 34% from
Q106
• Managed loans of $27 billion, up 13%, from
Q106
• Risk metrics reflect U.S. credit normalization
and continuing challenges in U.K.
• North American GFS businesses continue to
drive profitable loan growth
• UK business flat in a challenging environment
$51.2
$107.2
$2.1
$74.8
$113.5
$0
$20
$40
$60
$80
$100
$120
Q106 Q206 Q306 Q406 Q107
Net Income After Tax
(1)
($M)

2.29%
2.35%
1.54%
2.85%
2.34%
4.64%
6.35%
5.18%
4.55%
3.57%
0%
1%
2%
3%
4%
5%
6%
7%
Q106 Q206 Q306 Q406 Q107
Our Auto Finance business continues to deliver profits and
growth as the industry consolidates
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income of $44 million, down 36% vs. Q106
– Provision expense $92M higher than Q106
– Includes $46M pre-tax gain from sale of Dealer Trak
stock
• Managed loans of $24 billion, up 21% since Q106
– $3.3B in origination volume in Q107, up 13% over
Q106
• Credit metrics reflect charge-off normalization,
targeted risk expansion in 2006 vintages, and
expected seasonal patterns
• Net interest margin down 54 bps from Q106, largely
driven by mix shift toward prime
• While competition remains intense as the industry
consolidates, our multi-channel, full-spectrum
strategy enables us to profitably grow loans
$69.4
$95.1
$35.3
$33.7
$44.4
$0
$20
$40
$60
$80
$100
Q106 Q206 Q306 Q406 Q107
Net Income After Tax
(1)
($M)

Secondary mortgage market pressures shape our Q107
Mortgage Banking results
Highlights
• Net gain-on-sale margins pressured from
secondary mortgage market conditions
• Origination volumes under pressure
– Originated $6.8B in Q107, down 13% from
Q106 and down 27% from Q406
– Tightened underwriting in quarter, causing
further pressure in coming quarters
– Q107 weighted average FICO of 715;
weighted average LTV of 75%
• $21M warehouse valuation adjustment
• Increased repurchase reserves by $19M to
$185M (Covers 2 years of 2006 run-rate)
• Focused on managing business to protect
P&L through difficult cyclical environment
$35.4
$40.5
$43.6
$19.0
($12.6)
($20)
$0
$20
$40
$60
Q106 Q206 Q306 Q406 Q107
Net Income After Tax
(1,2)
($M)
$7,772.0
$9,890.0
$9,461.0
$9,282.0
$6,795.0
$0
$2,000
$4,000
$6,000
$8,000
$10,000
Q106 Q206 Q306 Q406 Q107
(1) Based on internal allocations of consolidated results
(2) 2006 Numbers based on pro-forma disclosures for combined NFB and COF; net of purchase accounting and integration expenses.
(3) 2006 numbers include volumes generated prior to COF ownership of NFB.
Origination Volumes
(3)
($M)

$0
$10
$20
$30
$40
$50
$60
$70
$80
$41.6
Our Banking business delivered solid performance in Q107
Deposit and Loan Portfolio
(2)
($B)
$129.6
$160.9
$165.4
$174.0
$133.6
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
Q106 Q206 Q306 Q406 Q107
Net Income After Tax
(1,2)
($M)
(1) Based on internal allocations of consolidated results
(2) 2006 Numbers based on pro-forma disclosures for combined NFB and COF; net of purchase accounting and integration expenses.
Loans
Held for
Investment
Deposits
Highlights
• NIAT of $130 million in Q107, down 3% from
Q106 pro forma
• Credit performance very strong and stable
-
Charge-off rate of 15 basis points
-
Non-performing loans as a % of
managed loans at 19 basis points
• Deposits up $2.6 billion, or 4% from Q106
pro forma
- Deposit margins down as mix shifts to higher
cost deposits
• Loans declined from Q106 pro forma on
paydowns in NYC Metro multi-family
business
• Opened 16 new locations across local
banking markets
• Integration on track
$71.9 $71.6 $71.5 $73.2 $74.5
$46.0 $47.2 $47.9
$42.3
Q106 Q206 Q306 Q406 Q107